Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Tax [Abstract]
Income Tax

Note 10 – Income Tax

Under Puerto Rico income tax law, the Company is not allowed to file consolidated tax returns with its subsidiaries. On January 21, 2011 a new Internal Revenue Code (the “Code”) was approved by the Commonwealth of Puerto Rico providing a maximum corporate income tax rate of 30%, as well as additional tax credits and deductions, among other tax reliefs and changes. As a result, during the first quarter of 2011, the Company recognized a reduction in its deferred tax liability of $27.6 million, which had been recognized at a higher marginal corporate income tax rate.

The components of income tax expense (benefit) for the three months ended March 31, 2012 and 2011 consisted of the following:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Current tax provision	$2,016	$188
Deferred tax benefit	(962)	(29,334)

	$1,054	$(29,146)

As discussed above, the Company conducts operations in Puerto Rico and certain countries throughout the Caribbean and Latin America. As a result, the income tax expense (benefit) includes the effect of taxes paid to the Puerto Rico government as well as foreign jurisdictions. The following table presents the segregation of income tax expense (benefit) based on location of operations:

	Three months ended March 31,
(Dollar amounts in thousands)	2012	2011
Current tax provision
Puerto Rico	$1,908	$(386)
United States	184	123
Foreign countries	(76)	451

	$2,016	$188

Deferred tax benefit
Puerto Rico	$(809)	$(29,178)
Foreign countries	(153)	(156)

	$(962)	$(29,334)

The following table presents the components of the Company’s deferred tax assets and liabilities:

(Dollar amounts in thousands)	March 31, 2012	December 31, 2011
Deferred tax assets
Allowance for doubtful accounts	$542	$540
Unfavorable contract liability	195	211
Other temporary assets	1,035	909

Total gross deferred tax assets	1,772	1,660

Deferred tax liabilities (“DTL”)
Deferred compensation	$2,946	$2,915
Difference between the assigned values and the tax basis of assets and liabilities recognized in purchase	89,883	90,766
Debt issue cost	8,409	8,513
Other temporary liabilities	389	218

Total gross deferred tax liabilities	101,627	102,412

Deferred tax liability, net	$(99,855)	$(100,752)

The income tax expense (benefit) differs from the amount computed by applying the Puerto Rico statutory income tax rate to the income before income taxes as a result of the following:

(Dollar amounts in thousands)	Three months ended March 31,
	2012	2011
Computed income tax at statutory rates	$1,376	$(1,582)
Benefit of net tax-exempt interest income	(2)	(1)
Tax benefit due to a change in estimate	—	(676)
Differences in tax rates due to multiple jurisdictions	152	101
Effect of income subject to tax-exemption grant	(126)	(214)
Adjustment to DTL due to changes in enacted tax rate	—	(27,629)
Reversal of tax uncertainties reserve	(640)	—
Other	294	855

Income tax expense (benefit)	$1,054	$(29,146)

For the quarter ended March 31, 2012, EVERTEC derecognized a liability balance of $0.6 million and estimated accumulated interest of $0.1 million related to a tax position previously recognized because it was no longer more likely than not that the position will be sustained upon examination by the correspondent authorities. The determination was made due to the expiration of the statute of limitations of the corresponding tax authorities. Accordingly, as of March 31, 2012 EVERTEC recorded a revised liability for unrecognized tax benefits of approximately $0.7 million with accrued estimated interest of $0.1 million. The remaining balance of $0.8 million is expected to be reversed within the next twelve months.

On April 17, 2012, as explained above in Note 1, the Company was converted from a Puerto Rico corporation into a Puerto Rico limited liability company in order to take advantage of recent changes to the Code that allow limited liability companies to be treated as partnerships that are pass-through entities for Puerto Rico tax purposes. Also, the Company entered into a Tax Payment Agreement pursuant to which the Company will be obligated to make certain payments to Carib Holdings or Carib Inc. for taxable periods or portions thereof occurring on or after April 17, 2012, among other things. See Note 15 for additional information regarding this transaction.

Note 19—Income Tax

Under Puerto Rico income tax law, the Company is not allowed to file consolidated tax returns with its subsidiaries. At the end of 2010, the Government of Puerto Rico adopted a comprehensive tax reform in two phases. The first phase of the tax reform was enacted in the last quarter of 2010 where corporations received an income tax credit amounting to 7% of the tax determined, defined as the tax liability less certain credits. The second phase of the reform included a new Internal Revenue Code (the “Code”), which was approved on January 31, 2011. It provides for the reduction of the maximum corporate income tax rate from 40.95% to 30%, including the elimination of a temporary five percent surtax approved in March 2009 for years beginning on January 1, 2009 through December 31, 2011, as well as adding several tax credits and deductions, among other tax reliefs and changes. Under the new Code, the Company has a one-time election to opt out of the new reduced rate. This election must be made with the filing of the 2011 income tax return. The Company elected to use the new reduced rate. As a result, during the first quarter of 2011, the Company recognized a reduction in its deferred tax liability (“DTL”) of $27.6 million, which had been recognized at a higher marginal corporate income tax rate. The components of income tax (benefit) expense consisted of the following:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Continuing operations
Current tax (benefit) provision	$(7,144)	$1,200	$20,211	$30,982
Deferred tax (benefit) expense	(25,910)	(1,380)	2,806	(323)

	$(33,054)	$(180)	$23,017	$30,659

Discontinuing operations
Current tax provision	$—	$—	$840	$121
Deferred tax benefit	—	—	(23)	—

	$—	$—	$817	$121

As discussed above, the Company conducts operations in Puerto Rico and certain countries throughout the Caribbean and Latin America. As a result, the income tax (benefit) expense includes the effect of taxes paid to the Puerto Rico government as well as foreign jurisdictions. The following table presents the segregation of income tax (benefit) expense based on location of operations:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Continuing operations
Current tax provision
PR	$(9,521)	$98	$19,316	$27,547
US	385	399	640	1,531
Foreign countries	1,992	703	255	1,903

	$(7,144)	$1,200	$20,211	$30,981

Deferred tax (benefit) expense
PR	$(25,306)	$(1,220)	$2,806	$(323)
Foreign countries	(604)	(160)	—	—

	$(25,910)	$(1,380)	$2,806	$(323)

Discontinuing operations
Current tax provision
Foreign countries	$—	$—	$840	$121

Deferred tax benefit
Foreign countries	—	—	(23)	—

	$—	$—	$817	$121

The Company was granted a tax exemption under the Tax Incentive Law No. 135 of 1997. Under this grant, EVERTEC was taxed at a rate of 7% on all the income derived from certain data processing and consulting services provided outside Puerto Rico for a 10-year period ended December 1, 2009. On October 11, 2011, the Puerto Rico Government approved a new grant under Tax Incentive Law No. 73 of 2008, retroactively to December 1, 2009. Under the new grant, the preferred rate declines gradually from 7% to 4% by December 1, 2013. After this date, the rate remains at 4% until its expiration in November 1, 2024. For the year ended December 31, 2011, the three months ended December 31, 2010, the nine months ended September 30, 2010 and the year ended December 31, 2009, income subject to the exemption amounted to $4.9 million, $1.3 million, $3.9 million and $3.6 million, respectively.

In addition, EVERTEC has a base tax rate of 7% on income derived from certain development and installation service in excess of a determined income for a 10-year period from January 1, 2008. Up to December 31, 2011, no income was subject to the exemption since the income covered by the decree did not exceed the determined base income amount.

On November 15, 2010, the Governor of Puerto Rico signed into Law the Internal Revenue Code for a New Puerto Rico (“Act 171”), which provides for a 7% tax credit applicable to the fully taxable operations of EVERTEC for the year ended December 31, 2010, resulting in the Company claiming a credit of $0.2 million for said year.

The following table presents the components of the Company’s deferred tax assets and liabilities:

	December 31,
(Dollar amounts in thousands)	2011	2010

Deferred tax assets
Allowance for doubtful accounts	$540	$696
Unfavorable contract liability	211	3,335
Other temporary assets	909	170

Total gross deferred tax assets	1,660	4,201

Deferred tax liabilities
Deferred compensation	$2,915	$2,604
Difference between the assigned values and the tax basis of assets and liabilities recognized in purchase	90,766	128,218
Debt issue cost	8,513	—
Other temporary liabilities	218	131

Total gross deferred tax liabilities	102,412	130,953

Deferred tax liability, net	$(100,752)	$(126,752)

The net amount, which is the result of the difference between assigned values and the tax bases of the assets and liabilities recognized in the business combination, is included within the deferred tax liability in the accompanying consolidated balance sheet.

EVERTEC was subject to income tax withholding on payments received for services rendered in Venezuela. These tax withholdings were generally creditable against the Puerto Rico income tax, subject to certain limitations. The business in Venezuela was discontinued on September 30, 2010. For the nine months ended September 30, 2010, and the year ended December 31, 2009, total creditable withholdings amounted to approximately $1.2 million and $0.6 million, respectively.

Specific tax indemnification obligations were agreed under the Merger Agreement: (i) to the extent EVERTEC has incurred taxes already paid by Popular at or prior to the closing related to the post-closing period, EVERTEC is required to reimburse Popular for these prepaid taxes; and (ii) to the extent EVERTEC has incurred taxes payable after closing related to the pre-closing period, Popular is required to reimburse EVERTEC for such taxes.

The Company recognizes in its financial statements the benefits of tax return positions if it is more likely than not to be sustained on audit based on its technical merits. On a quarterly basis, EVERTEC evaluates its tax positions and revises its estimates accordingly. The Company records accrued interest, if any, to unrecognized tax benefits in income tax expense, while the penalties, if any reported in operating costs and expenses. For the year ended December 31, 2011, the Company accrued $0.3 million for potential payment of interest based on an average 10% interest rate. As of December 31, 2010, the Company had not accrued any amount for potential payment of penalties and interest. At December 31, 2011 and 2010, EVERTEC had a liability for unrecognized tax benefits of $1.5 million and $1.2 million, respectively, which, if recognized in the future, would impact EVERTEC’s effective tax rate.

The reconciliation of unrecognized tax benefits, including accrued interest, was as follows:

(Dollar amounts in thousands)

Balance as of December 31, 2009	$1,222
Additions for tax positions related to 2010	—

Balance as of September 30, 2010	$1,222
Additions for tax positions related to 2010	—

Balance as of December 31, 2010	$1,222
Accrued estimated interest	281

Balance as of December 31, 2011	$1,503

The income tax (benefit) expense differs from the amount computed by applying the Puerto Rico statutory income tax rate to the income before income taxes as a result of the following:

	Successor		Predecessor
(Dollar amounts in thousands)	Year ended December 31, 2011	Three months ended December 31, 2010	Nine months ended September 30, 2010	Year ended December 31, 2009

Computed income tax at statutory rates	$(1,515)	$(73)	$24,646	$36,239
Benefit of net tax-exempt interest income	(23)	(52)	(79)	(157)
Benefit of net tax-exempt dividend income	(620)	—	—	—
Non taxable loss on settlement of derivatve asset	420	—	—	—
Tax benefit due to a change in estimate	(2,529)	—	—	—
Differences in tax rates due to multiple jurisdictions	285	(197)	(155)	(2,159)
Effect of income subject to capital gain tax rate	—	—	(574)	(1,708)
Effect of income subject to tax-exemption grant	(1,737)	(455)	(2,479)	(2,506)
Adjustment to DTL due to changes in enacted tax rate	(27,629)	—	—	—
Credit pursuant to Act 171	—	(1,122)	—	—
Other	294	1,719	1,658	950

Income tax (benefit) expense	$(33,054)	$(180)	$23,017	$30,659

As of December 31, 2011, the statute of limitations for all tax years prior to 2006 expired for the Company in Puerto Rico, subsequent years are subject to review by the Puerto Rico Treasury Department. For the subsidiaries in Costa Rica the statute of limitations for all tax years prior to 2008 expired and subsequent years are subject to review by their government authorities.